UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2010

SOLAR THIN FILMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13549	95-4359228
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

116 John Street, Suite 1120, New York, New York 10038
Telephone No.: (212) 629-8260
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Resignation of Officer

On December 20, 2010, Gary Maitland, Esq. resigned as Senior Vice-President and General Counsel.  Mr. Maitland also resigned as a member of our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Thin Films, Inc.

By:	/s/ Robert M. Rubin
Robert M. Rubin, CEO